Exhibit 99(ii)


                                                            CONTACT:
                                                            James C. Rowan, Jr.
                                                            (860) 722-5180

FOR IMMEDIATE RELEASE


HSB GROUP DECLARES DIVIDEND


HARTFORD, CT, November 4, 1997 -- The Board of Directors of HSB Group, Inc. (NYSE-HSB) today declared a regular quarterly dividend of 60 cents per share, payable January 28, 1998, to shareholders of record at the close of business January 9, 1998. This will mark the 127th consecutive year in which the company has paid a dividend.